ACADIA HEALTHCARE


West Pines

2025 Earnings – Fourth Quarter

February 25, 2026

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future results or occurrences. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "would," "should," "could" or the negative thereof. Generally, the words "anticipate," "believe," "continue," "expect," "intend," "estimate," "project," "plan" and similar expressions identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events, risks or performance are forward-looking statements. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Additional risks and uncertainties are described more fully in "Risk Factors" in our periodic reports and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Unless the context otherwise requires, all references herein to "Acadia," "the Company," "we," "us" or "our" mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico. The terms "facilities," "centers," "clinics," and "hospitals" refer to entities owned, operated or managed by subsidiaries of Acadia Healthcare Company, Inc. References herein to "employees" refer to employees of subsidiaries of Acadia Healthcare Company, Inc.

Full Year 2026 Guidance and Full Year 2025 Results

	Full Year 2026 Guidance	Full Year 2025 Results
Revenue	$3,370 – $3,450	$3,313
Adj. EBITDA	$575 – $610	$609
Adj. EPS	$1.30 – $1.55	$2.00

$ in Millions, except per share values

2026 Guidance Assumptions

Same Facility Volume Growth	0 – 1%
Same Facility Revenue per Patient Day Growth	2 – 3%
Total Bed Additions	400 – 600 beds
Startup Losses	$47 – $53
Operating Cash Flow	$280 – $320
Total Capital Expenditures	$255 – $280
Depreciation and Amortization Expense	$198 – $203
Interest Expense	$157 – $162
Stock Compensation Expense	$40 – $45
Tax Rate	~26%

$ in Millions

Revenue Bridge

FY25 to FY26 Guidance



Revenue
$ in Millions
$3,313
~ -38
-34
~ -40
~191
~ 8
11
$3,410
FY25 Revenue
NY MDCD[1]
TN Supplemental[2]
Closed Facilities
Core Growth
2026 New Facility Openings
Out of Period Supplemental
FY26 Guidance (Midpoint)

1. New York Medicaid has implemented restrictions and administrative practices that limit certain beneficiaries from receiving treatment outside of New York. These practices have impacted, and will continue to impact, several of our specialty facilities in Pennsylvania located near the New York border.
2. Tennessee Directed Payment Supplemental Program ("TN Supplemental") related to services rendered in the year ended December 31, 2024.

Adjusted EBITDA Bridge

FY25 to FY26 Guidance



Adj. EBITDA
$ in Millions
$609
~ -28
-18
~ 9
~ 40
~ -30
10
$593
FY25 EBITDA
NY MDCD
Net Supplemental Payments[1]
Closed Facilities
Core Growth
2026 New Facility Openings
PLGL[2]
FY26 Guidance (Midpoint)

1. ($29M) out-of-period TN Supplemental recognized in FY2025, offset by $11M out of period supplemental expected in 1Q26
2. Professional and General Liability ("PLGL") Expenses; at the mid-point of $100M-$110M 2026 range from 12/2/2025 Form 8-K versus ~$115M in 2025

ACADIA. HEALTHCARE

Same Facility Volume Growth Drivers


Same Facility Volume Growth[1]
% Growth
~2.0%
~ -3.5%
~2.0%
0 - 1%
Underlying "Core Business" Growth
NY MDCD
'23 - '25 Ramping Cohorts
Same Facility Volume Growth Guidance

1. Includes Acute, RTC, and Specialty service lines

ACADIA HEALTHCARE

Same Facility Revenue per Patient Day Drivers



Same Facility Revenue per Patient Day
% Growth
~1 - 2%
~1 - 2%
~ -0.7%
2 – 3%
Underlying Rate Growth
Mix Shift
Net Supplemental payments
Same Facility Revenue per Patient Day Guidance

New facility openings represents >$200M incremental EBITDA opportunity

Bed adds by year from de novos and JVs[1]



# of Beds
+17%
10,988
200
Gross bed adds: 595
665
Gross bed adds: 852
707
Gross bed adds: 1,089
345
Gross bed adds: ~400-600
12,905
345
1,572
10,988
Total beds as of EOY 2022
2023 net bed adds
2024 net bed adds
2025 net bed adds
2026 estimated net bed adds2
Pro-Forma '26 Bed Count
Projected
Actual beds added
Starting

At full maturity, 2023-2025 de novo/JV cohorts and 2026 facilities currently under construction represent over $150M[3] in future EBITDA vs $56M in startup losses in 2025, driving **>$200M incremental EBITDA relative to 2025**

1. Source: Company Financials
2. Includes recent 155 bed closures due to NY MDCD and other factors

3. Excludes expansion beds

Total Capital Expenditures and Cash Flow from Operations

FY25 to FY26 Guidance

Total Capital Expenditures

$ in Millions



-$303
$571
$467
$104
$255 - $280
$140 - $155
$115 - $125
FY25
FY26 Guidance
Growth CapEx
Routine CapEx

Cash Flow from Operations[1]

$ in Millions



+$168
$132
$280 - $320
FY25
FY26 Guidance
Cash Flow from Operations

2026 Free Cash Flow midpoint is ~ $33M[2]

1. Cash flow from operations includes approximately $100M in expected transaction legal, and other costs.
2. Calculated as Midpoint of FY26 Guidance for Cash Flow from Operations less FY26 Guidance for Total Capital Expenditures.

Key Balance Sheet Statistics

Debt Balances as of December 31, 2025

$ in Millions


$2,561
133
$2,428
Gross Debt[1]
Cash
Net Debt[1]

- Net Leverage[(2)] is **4.0x** 2025 Adjusted EBITDA
- Expected 2026 Net Leverage [(2)] Ratio between **3.9x and 4.2x**

1. Gross Debt is a non-GAAP measure calculated as total outstanding principal, finance lease liabilities, letters of credit and surety bonds and excludes unamortized debt issuance costs, discounts and premiums; Net debt is gross debt less cash and cash equivalents on our balance sheet.
2. Net leverage ratio calculated net debt divided by Adjusted EBITDA, as defined in the Credit Agreement

Adjusted Earnings per Share Bridge

FY25 to FY26 Guidance

Adjusted Earnings Per Share

$ in per diluted share


$2.00
-0.25
-0.06
-0.14
-0.07
-0.05
$1.43
FY25 Adjusted EPS
EBITDA
Depreciation and Amortization
Interest Expense
Stock Compensation / Other
Tax
FY26 Guidance (Midpoint)

1Q 2026 Guidance

	1Q26 Guidance
Revenue	\$820 – \$830
Adj. EBITDA	\$130 – \$137
Adj. EPS	\$0.25 – \$0.30

$ in Millions, except per share values

1st Quarter Guidance includes:

- ~$14M in startup losses
- Recognition of ~$11M in supplemental payments from 2025
- ~$3.7M impact of severe weather

Notable tailwinds moving forward:

- 2H26 supplemental payments expected to be higher than 1H26
- Incremental EBITDA contribution from ramping facilities in Q2 – Q4 vs Q1

ACADIA
HEALTHCARE

Revenue by Service Line

	Three Months Ended December 31,			Year Ended December 31,		
	2025	**2024**	**% Change**	**2025**	**2024**	**% Change**
Acute Inpatient Psychiatric Facilities	$451	$409	10%	$1,830	$1,678	9%
Specialty Treatment Facilities	$136	$141	(4%)	$567	$592	(4%)
Comprehensive Treatment Centers	$144	$137	5%	$567	$538	5%
Residential Treatment Centers	$90	$87	3%	$348	$346	1%
Total Revenue	**$821**	**$774**	**6%**	**$3,313**	**$3,154**	**5%**

$ in Millions. Numbers may not add due to rounding.

Adjusted EBITDA Reconciliation

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
	(in thousands)			
Net (loss) income attributable to Acadia Healthcare Company, Inc.	$ (1,177,519)	$ 32,615	$ (1,102,772)	$ 255,612
Net income attributable to noncontrolling interests	279	914	10,849	8,872
Provision for income taxes	7,843	4,479	25,982	77,395
Interest expense, net	37,925	30,071	138,864	116,368
Depreciation and amortization	45,754	39,541	189,249	149,595
EBITDA	(1,085,718)	107,620	(737,828)	607,842
Adjustments:				
Equity-based compensation expense (a)	6,451	10,099	31,708	37,113
Transaction, legal and other costs (b)	25,214	29,566	163,630	46,753
Debt extinguishment costs (c)	—	—	1,269	—
Legal settlements expense (d)	147,462	—	150,966	—
Loss on impairment (e)	1,006,440	5,817	1,007,892	17,276
Gain on sale of property (f)	—	—	(8,715)	—
Adjusted EBITDA	$ 99,849	$ 153,102	$ 608,922	$ 708,984
Corporate general and administrative costs (g)	(36,332)	(31,257)	(150,795)	(140,427)
Total Facility Adjusted EBITDA	136,181	184,359	759,717	849,411
De novos, acquisitions, and closed facilities (h)	(15,829)	(5,296)	(64,619)	(5,772)
Same Facility Adjusted EBITDA	$ 152,010	$ 189,655	$ 824,336	$ 855,183

Reference footnotes on Pages 18 - 21

Adjusted Earnings per Share Reconciliation

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
	(in thousands, except per share amounts)			
Net (loss) income attributable to Acadia Healthcare Company, Inc.	$ (1,177,519)	$ 32,615	$ (1,102,772)	$ 255,612
Adjustments to (loss) income:				
Transaction, legal and other costs (b)	25,214	29,566	163,630	46,753
Debt extinguishment costs (c)	—	—	1,269	—
Legal settlements expense (d)	147,462	—	150,966	—
Loss on impairment (e)	1,006,440	5,817	1,007,892	17,276
Gain on sale of property (f)	—	—	(8,715)	—
Provision for income taxes	7,843	4,479	25,982	77,395
Adjusted income before income taxes attributable to Acadia Healthcare Company, Inc.	9,440	72,477	238,252	397,036
Income tax effect of adjustments to (loss) income (i)	3,322	13,326	55,537	92,940
Adjusted income attributable to Acadia Healthcare Company, Inc.	6,118	59,151	182,715	304,096
Weighted-average shares outstanding - diluted (j)	90,578	91,986	91,309	92,059
Adjusted income attributable to Acadia Healthcare Company, Inc. per diluted share	$ 0.07	$ 0.64	$ 2.00	$ 3.30

Reference footnotes on Pages 18 - 21

Other Information (1/4)

We have included certain financial measures in this presentation, including those listed below, which are "non-GAAP financial measures" as defined under the rules and regulations promulgated by the SEC. These non-GAAP financial measures include, and are defined, as follows:

- EBITDA: net (loss) income attributable to Acadia Healthcare Company, Inc. adjusted for net income attributable to noncontrolling interests, provision for income taxes, net interest expense and depreciation and amortization.
- Adjusted EBITDA: EBITDA adjusted for equity-based compensation expense, transaction, legal and other costs, debt extinguishment costs, legal settlements expense, loss on impairment and gain on sale of property.
- Adjusted income before income taxes attributable to Acadia Healthcare Company, Inc.: net (loss) income attributable to Acadia Healthcare Company, Inc. adjusted for transaction, legal and other costs, debt extinguishment costs, legal settlements expense, loss on impairment, gain on sale of property and provision for income taxes.
- Adjusted income attributable to Acadia Healthcare Company, Inc.: Adjusted income before income taxes attributable to Acadia Healthcare Company, Inc. adjusted for the income tax effect of adjustments to (loss) income.
- Total facility adjusted EBITDA: Adjusted EBITDA adjusted for general and administrative costs related to our corporate functions. General and administrative costs directly related to the facilities are included in total facility results.
- Same facility adjusted EBITDA: Adjusted EBITDA for facilities and services to those facilities operated in both the current and prior year. These metrics exclude the operating results associated with facilities under operation for less than one year and facilities acquired, divested or removed from service during the current or prior year.

The non-GAAP financial measures presented herein are supplemental measures of our performance and are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). The non-GAAP financial measures presented herein are not measures of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our liquidity. Our measurements of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies. We have included information concerning the non-GAAP financial measures in this presentation because we believe that such information is used by certain investors as measures of a company's historical performance. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of issuers of equity securities, many of which present similar non-GAAP financial measures when reporting their results. Because the non-GAAP financial measures are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures of other companies. Our presentation of these non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

Other Information (2/4)

Total facility results include operating results for all of our facilities and services but exclude general and administrative costs related to our corporate functions. Such costs related to our corporate functions include, amongst others, costs for accounting and finance, information systems, human resources, legal and operational and executive leadership. General and administrative costs directly related to the facilities are included in facility results. Such costs directly related to our facilities include, amongst others, labor at the facility level, insurance, including property, professional, legal and general liability insurance, hospital supplies, including medication, utilities and food service, and general maintenance costs for the facility. We determine which general and administrative costs to exclude and include in total facility results by ensuring those costs directly associated with facility operations are captured at the facility level for reporting. Note that total facility costs include those related to new facilities and the cost of closure and run-out costs related to facilities we have closed. We believe that providing results on a total facility basis is helpful to our investors as a measure of our financial and operating performance because it neutralizes the impact of corporate-level items that do not arise out of our core operations at our facilities.

Same facility results include operating results only for facilities and services operated in both the current and prior year. These metrics exclude the operating results associated with facilities under operation for less than one year and facilities acquired during the current or prior year, as well as facilities divested or removed from service. We believe that providing results on a same facility basis is helpful to investors because it neutralizes the impact of new facilities that are in early stages of operation and facilities that we no longer operate, each of which may distort investors' understanding of the Company's underlying performance at our existing and continuing facilities. Further, we believe that providing same facility information is helpful to our investors as a measure of the financial and operating performance of our existing and continuing facilities on a comparable basis, and same facility results provide investors with information useful in understanding underlying organic growth in such facilities. For these reasons, we believe that same facility results are particularly useful during periods of significant expansion or contraction.

Total facility results reflect adjustments that are intended to provide the specific presentation described above, and same facility results reflect adjustments that may be irregular in timing from period to period related to newly opened or acquired facilities or facilities that we no longer operate, and may omit certain results that investors may view as important. Total facility and same facility results may therefore not be indicative of the overall performance of our business and should be not be considered as alternatives for net income or any other performance measures derived in accordance with GAAP.

The Company is not able to provide a reconciliation of projected Adjusted EBITDA and adjusted earnings per diluted share, where provided, to expected results due to the unknown effect, timing and potential significance of transaction-related expenses and the tax effect of such expenses.

Other Information (3/4)

(a) Represents the equity-based compensation expense of Acadia. Equity-based compensation expense is excluded from Adjusted EBITDA because we believe that the cost of equity awards granted to employees does not contribute to the earnings potentially available for distributions to its equity holders or reinvestment into its business.

(b) Represents transaction, legal, and other costs incurred by Acadia primarily related to the following categories: (1) government investigations; (2) termination and restructuring costs; (3) legal, accounting, and other acquisition-related costs; and (4) management transition costs. Government investigations include legal fees and settlement costs related to certain litigation. Termination and restructuring costs include costs, net of gains, incurred related to workforce reductions, contract amendments, and the closure and disposition of certain facilities, including related lease terminations. Legal, accounting and other acquisition-related costs include costs incurred for the development of new facilities ($0.3 million and $2.1 million for the three months and year ended December 31, 2025, respectively, and $1.1 million and $5.0 million for the three months and year ended December 31, 2024, respectively); legal and settlement costs incurred related to certain litigation not included in government investigations ($8.5 million and $6.3 million for the three months and year ended December 31, 2025, respectively, and $0.3 million and $4.8 million for the three months and year ended December 31, 2024, respectively); and direct costs associated with acquisitions ($0.0 million and $0.1 million for the three months and year ended December 31, 2025, respectively, and $0.0 million and $1.4 million for the three months and year ended December 31, 2024, respectively). Management transition costs include certain costs associated with the transition of the leadership team, including the design and implementation of the revised organizational structure. Management transition costs incurred with the transition of our Chief Executive Officer from Debra K. Osteen to Christopher H. Hunter beginning in the first quarter of 2022 concluded in the fourth quarter of 2024. The table below quantifies each of the components of transaction, legal and other costs for the periods presented. Such transaction, legal and other costs are excluded from Adjusted EBITDA because we believe that the nature, size, and number of these costs can vary dramatically from period to period and between Acadia and its peers and can also obscure underlying business trends and make comparisons of long-term performance difficult.

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
	(In thousands)			
Government investigations	$ 11,985	$ 24,986	$ 135,259	$ 30,620
Termination and restructuring costs	4,425	2,631	19,871	1,362
Legal, accounting and other acquisition-related costs	8,804	1,436	8,500	11,172
Management transition costs	—	513	—	3,599
Transaction, legal, and other costs	$ 25,214	$ 29,566	$ 163,630	$ 46,753

(c) Represents debt extinguishment costs recorded during the first quarter of 2025 in connection with the refinancing of the prior credit facility. Debt extinguishment is excluded from Adjusted EBITDA because we believe that this expense is unrelated to Acadia's day-to-day business operations and not indicative of Acadia's ongoing operating results.

(d) Represents legal settlements expense related to costs associated with the previously disclosed settlement of the securities litigation in the United States District Court for the Middle District of Tennessee, *St. Clair County Employees' Retirement System v. Acadia Healthcare Company, Inc., et al., Case No. 3:19-cv-00988*, and costs associated with the Desert Hills litigation. Legal settlements expense is excluded from Adjusted EBITDA because we believe that this expense is unrelated to Acadia's day-to-day business operations and not indicative of Acadia's ongoing operating results.

Other Information (4/4)

(e) Represents non-cash impairment charges related to the closure of certain facilities. Additionally, the three months and year ended December 31, 2025 includes a non-cash goodwill impairment charge of $996.2 million. Non-cash impairment charges are excluded from Adjusted EBITDA because we believe that these charges are unrelated to Acadia's day-to-day business operations and not indicative of Acadia's ongoing operating results.

(f) Represents gain on facility property sale. Gains from facility property sales are excluded from Adjusted EBITDA because we believe that these gains are unrelated to Acadia's day-to-day business operations and not indicative of Acadia's ongoing operating results.

(g) Represents general and administrative costs related to our corporate functions, including, amongst others, costs for accounting and finance, information systems, human resources, legal and operational and executive leadership. We determine which general and administrative costs to exclude and include in total facility results by ensuring those costs directly associated with facility operations are captured at the facility level for reporting. Corporate general and administrative costs are excluded to present Total Facility Adjusted EBITDA because we believe that providing results on a total facility basis is helpful to our investors as a measure of the financial and operating performance of our core operations at our facilities.

(h) Represents the portion of EBITDA for the periods presented attributable to de novos and acquired facilities in operation for less than one year and facilities closed during such period. De novos are newly developed facilities built by Acadia or with a joint venture partner. Such amounts are excluded from Adjusted EBITDA to present Same Facility Adjusted EBITDA because we believe providing same facility information is helpful to our investors as a measure of the financial and operating performance of our existing and continuing facilities on a comparable basis, and same facility results provide investors with information useful in understanding underlying organic growth in such facilities.

(i) Represents the income tax effect of adjustments to income based on tax rates of 35.2% and 18.4% for the three months ended December 31, 2025 and 2024, respectively, and 23.3% and 23.4% for the year ended December 31, 2025 and 2024, respectively. We believe excluding the income tax effect of adjustments to income assists investors in understanding the tax provision associated with those adjustments and the effect on net income.

(j) For the three months and year ended December 31, 2025, approximately 0.1 million and 0.6 million, respectively, outstanding shares of restricted stock and shares of common stock issuable upon exercise of outstanding stock option awards have been included in the calculation of diluted weighted-average shares outstanding. These shares are excluded from the calculation of diluted earnings per share because the net loss for the three months and year ended December 31, 2025 causes such securities to be anti-dilutive.

Investor Contact:
Patrick Feeley
Senior Vice President, Investor Relations
(615) 861-6000